  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

  CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): June 5, 2017 (May 23, 2017)

AMERICAN EDUCATION CENTER, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-201029	38-3941544
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

2 Wall Street, 8th Fl.

New York, NY, 10005

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (212) 825-0437

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

Following the completion of the review of unaudited financial statements for the period ended March 31, 2017, American Education Center Inc., a Nevada Company (the "Company" or "AEC") decided to change its independent registered public accounting firm for the remainder of the fiscal year ended December 31, 2017. On May 23, 2017, the Board of Director of the Company (the “Board”) approved the proposal to appoint Marcum Bernstein & Pinchuk LLP (“Marcum”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017, and the dismissal of Wei, Wei & Co. LLP (“Wei & Wei”) from that role, effective as of May 23, 2017. The proposed appointment of Marcum is subject to the completion of Marcum's internal acceptance procedures. Upon Marcum's acceptance, Marcum will replace Wei & Wei as the independent auditors for the Company with immediate effect.

(a)	Dismissal of independent registered public accounting firm

The Board approved the dismissal of Wei & Wei as the Company's independent registered public accounting firm, effective as of May 23, 2017.

Wei & Wei’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Wei & Wei on the effectiveness of internal control over financial reporting as of December 31, 2016 and 2015, did not contain an adverse opinion, nor were they qualified or modified.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through May 23, 2017, there were (i) no "disagreements" (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Wei & Wei on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Wei & Wei’s satisfaction, would have caused Wei & Wei to make reference thereto in their reports, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) except that Wei & Wei advised the Company of material weaknesses related to ineffective disclosure controls and procedures as the Company does not have a Chief Financial Officer that is familiar with the accounting and reporting requirements of a U.S. publicly-listed company, and it did not have a financial staff with accounting and financial expertise in U.S. generally accepted accounting principles (“US GAAP”) during the fiscal year ended December 31, 2015.

The Company provided Wei & Wei with a copy of the disclosures made within the original Current Report on Form 8-K filed on May 30, 2017, and requested that Wei & Wei furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of Wei & Wei’s letter dated May 30, 2017 was filed as Exhibit 16.1 thereto.

(b)	Appointment of new independent registered public accounting firm

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through May 23, 2017, neither the Company nor anyone on its behalf consulted with Marcum regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Marcum, in either case where written or oral advice provided by Marcum would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor, Wei & Wei or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Exhibit Title

16.1	Letter from Wei, Wei & Co. LLP to the Securities and Exchange Commission dated May 30, 2017 (Incorporated by reference to Exhibit 16.1 to the Current Report on Form 8-K filed on May 30, 2017).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

Dated: June 5, 2017	By:	/s/ Jonathan F. McKeage
	Name:	Jonathan F. McKeage
	Title:	Chief Executive Officer